Exhibit 99.4

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS
CORPUS CHRISTI DIVISION

x
In re:	:	Chapter 11
:
EDGE PETROLEUM CORPORATION, et al.	:	Case No.
:
Debtors.	:
x

ORDER APPROVING DEBTORS’ MOTION FOR ENTRY OF AN ORDER
(I) APPROVING BIDDING PROCEDURES IN CONNECTION WITH
THE SALE OF THE DEBTORS’ PROPERTY, (II) SCHEDULING
BIDDING DEADLINE, AUCTION DATE AND SALE HEARING DATE,
AND (III) APPROVING FORM AND NOTICE THEREOF

Upon the Debtors’ Motion for Entry of an Order (i) Approving Bidding Procedures in Connection with the Sale of the Debtors’ Property, (ii) Scheduling Bidding Deadline, Auction Date and Sale Hearing Date, and (iii) Approving Form and Notice Thereof (the “Motion”).(1)

After due deliberation and having determined that the relief requested in the Motion is in the best interests of the Debtors and their estates,

THE COURT HEREBY MAKES THE FOLLOWING FINDINGS OF FACTS AND CONCLUSIONS OF LAW: (2)

1.             This Court has jurisdiction over the Motion pursuant to 28 U.S.C. §§ 157 and 1334.  This proceeding is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(A), (N) and (O).  Venue is proper in this District and in this Court pursuant to 28 U.S.C. §§ 1408 and 1409.

(1) Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Motion.

(2) The findings and conclusions set forth herein constitute the Court’s findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014.  To the extent that any of the following findings of fact constitute conclusions of law, they are adopted as such.  To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

2.             The statutory predicates for the relief requested herein are sections 105(a), 363(b) and (f), 365, 503, 507, 1123(b), 1129 and 1146(a) of title 11 of the United States Code (the “Bankruptcy Code”) and Rules 2002(a)(2), 6003, 6004(a), (b), (c), (e) and (f), 6006(a) and (c), 9007, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

3.             Notice of the Motion, having been given to (i) counsel for the Pre-petition Agent; (ii) the United States Trustee for the Southern District of Texas; (iii) the Securities and Exchange Commission; (iv) the Internal Revenue Service; (v) all other applicable state and federal taxing authorities having jurisdiction over the Acquired Property; (vi) the United States Department of Justice; (vii) the United States Environmental Protection Agency and any applicable state environmental agency; (viii) the counterparties to each of the Assumed and Assigned Contracts (as defined in the Motion); (ix) all other parties known to the Debtors who have asserted or may assert liens, claims or interests (including, but not limited to, rights of first refusal, preferential rights of purchase, rights of consent, or charges or interests of any kind or nature that impose any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership) in or against any of the Acquired Property; (x) the Debtors’ twenty (20) largest unsecured creditors; (xi) those other parties identified in section 7.4 of the PSA; (xii) all parties that have requested special notice pursuant to Bankruptcy Rule 2002; and (xiii) all other entities known to have expressed an interest in a transaction with respect to all or part of the Acquired Property, is sufficient in light of the circumstances and the nature of the relief requested in the Motion.

4.             The legal and factual bases set forth in the Motion establish just cause for the relief granted herein.  Granting the relief sought in the Motion is in the best interests of the Debtors, their estates and creditors.  The Debtors have articulated good and sufficient reasons for this Court to grant the relief requested in the Motion regarding the sale process, including without limitation, (i) approval of the Bidding Procedures; (ii) approval and authorization to serve the Sale Notice (defined below); and (iii) determination of final Cure Amounts (defined below).

5.             The Bidding Procedures and the PSA were negotiated in good faith, at arms-length and without collusion by the Debtors and the Proposed Purchaser.

6.             The Sale Notice (as defined below), in substantially the form of the attached Exhibit 1, is reasonably calculated to provide all interested parties with timely and proper notice of the Sale, the Sale Hearing and the Auction.

7.             The Sale Notice, the Cure Notice (as defined below), and the Motion, are reasonably calculated to provide all counterparties to the Assumed and Assigned Contracts with proper notice of the potential assumption and assignment of their executory contract or unexpired lease and any Cure Amounts relating thereto.

8.             The Break-up Fee and the Expense Reimbursement to be paid under the circumstances described herein and in the PSA are: (i) actual and necessary costs and expenses of preserving the Debtors’ estates within the meaning of Bankruptcy Code sections 503(b) and 507(a)(2); (ii) commensurate to the real and substantial benefit conferred upon the Debtors’ estates by the Proposed Purchaser; (iii) reasonable and appropriate, in light of the size and nature of the proposed sale transaction and comparable transactions, the commitments that have been made and the efforts that have been and will be expended by the Proposed Purchaser; and (iv) necessary to induce the Proposed Purchaser to continue to pursue the sale transaction and to continue to be bound by the PSA.

9.             The Break-up Fee and the Expense Reimbursement also induced the Proposed Purchaser to submit a bid that will serve as a minimum floor bid on which the Debtors, their creditors and other bidders may rely.  The Proposed Purchaser has provided a material benefit to the Debtors and their creditors by increasing the likelihood that the best possible price for the Acquired Property will be received.  Accordingly, the Bidding Procedures, the Break-up Fee and the Expense Reimbursement are reasonable and appropriate and represent the best method to maximize value for the Debtors’ estates.

IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

A.            The Bidding Procedures, substantially in the form attached hereto as Exhibit 2, are hereby approved and fully incorporated into this Order.  The Debtors are authorized to undertake any and all actions necessary or appropriate to implement the Bidding Procedures.

B.            All objections, if any, to the relief requested in the Motion that have not been withdrawn, waived, or settled as announced to the Court at the hearing on the Motion or by stipulation filed with the Court, are overruled except as otherwise set forth herein.

Notice of Auction and Sale Hearing

C.            The Notice of Auction and Sale Hearing, substantially in the form attached hereto as Exhibit 1 (the “Sale Notice”) (a) is hereby approved and (b) shall be served within five (5) business days of entry of this Order, upon each of the following parties: (i) counsel for the Pre-petition Agent; (ii) the United States Trustee for the Southern District of Texas; (iii) the Securities and Exchange Commission; (iv) the Internal Revenue Service; (v) all other applicable state and federal taxing authorities having jurisdiction over the Acquired Property; (vi) the United States Department of Justice; (vii) the United States Environmental Protection Agency and any applicable state environmental agency; (viii) the counterparties to each of the Assumed and Assigned Contracts; (ix) all other parties known to the Debtors who have asserted or may assert liens, claims or interests (including, but not limited to, rights of first refusal, preferential rights of purchase, rights of consent, or charges or interests of any kind or nature that impose any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership) in or against any of the Acquired Property; (x) the Debtors’ twenty (20) largest unsecured creditors; (xi) those other parties identified in section 7.4 of the PSA; (xii) all parties that have requested special notice pursuant to Bankruptcy Rule 2002; and (xiii) all other entities known to have expressed an interest in a transaction with respect to all or part of the Acquired Property.

D.            As further described in the Bidding Procedures, in the event that the Debtors timely receive one or more Qualifying Bids, the Debtors shall conduct the Auction on a date to be determined by the Debtors, in consultation with the Proposed Purchaser and the Pre-petition Agent, no later than the date that is seven (7) calendar days after the Bid Deadline (the “Auction Date”), unless such date is extended.  The Debtors shall conduct the Auction at the offices of Akin Gump Strauss Hauer & Feld LLP, 1111 Louisiana Street, 44th Floor, Houston, TX 77002.

E.             On or before ten (10) business days after the entry of this Order, the Debtors shall publish the Publication Notice, substantially in the form of the attached Exhibit 4, in the National Edition of The Wall Street Journal once.

Assumption of Contracts and Leases

F.             The notice to counterparties to the Assumed and Assigned Contracts, substantially in the form attached hereto as Exhibit 3 (the “Cure Notice”) (a) is hereby approved.

G.            The Cure Notice shall, among other things, (i) identify the potential Assumed and Assigned Contracts, (ii) specify the Cure Amounts necessary to assume and assign such Assumed and Assigned Contracts in accordance with the PSA, and (iii) state that failure to timely object to the proposed assumption and assignment and/or the Cure Amount shall constitute deemed consent to such assumption and assignment and Cure Amount.

H.            Except as may otherwise be agreed to by the parties to an Assumed and Assigned Contract (with the consent of the Prevailing Bidder and the Pre-petition Agent), all Cure Amounts shall be paid as administrative expenses in accordance with the Plan.

I.              No later than ten (10) business days following the entry of this Order, the Debtors shall cause the Cure Notice to be served on any counterparties to executory contracts and unexpired leases that may be Assumed and Assigned Contracts pursuant to the PSA.

J.             Any objections to the assumption and assignment of any executory contract or unexpired lease identified in the Cure Notice, including, but not limited to, objections relating to adequate assurance of future performance, conditions to assumption and/or assignment or objections to the Cure Amounts set forth in the Cure Notice, must be in writing and filed with the Court within fifteen (15) days of the date on which the Cure Notice is served.

K.            In the event that any Qualifying Bid requires the assumption and assignment of any Assumed and Assigned Contract not identified in the Cure Notice, the Debtors, within three (3) business days following the receipt of such Qualifying Bid, shall cause notice to be provided to any counterparties to the additional Assumed and Assigned Contract specified in such Qualifying Bid (the “Supplemental Cure Notice”), and the Supplemental Cure Notice shall provide the counterparties to the additional Assumed and Assigned Contract notice of the amount that the Debtors believe must be cured upon assumption and assignment as required under Bankruptcy Code section 365 (such amount also referred to herein as a “Cure Amount”).  Any objections to the assumption and assignment of such additional Assumed and Assigned Contracts, including, but not limited to, objections related to adequate assurance of future performance, conditions to assumption and/or assignment or objections to the cure amounts set forth in the Supplemental Cure Notice, must be in writing and filed with the Court at least three (3) business days prior to the Sale Hearing (the “Objection Deadline”).

L.             If no timely objection to the assumption and assignment of a particular executory contract or unexpired lease is received, then the Cure Amount set forth in the Cure Notice (or Supplemental Cure Notice, if applicable) shall be binding upon the non-debtor party or parties to the Assumed and Assigned Contract for all purposes in these chapter 11 cases and otherwise.  All such counterparties to the Assumed and Assigned Contracts shall (a) be forever barred from objecting to the Cure Amounts and from asserting any additional cure or other amounts with respect to the Assumed and Assigned Contracts, (b) be deemed to have consented to the assumption and assignment, and (c) be forever barred and estopped from asserting or claiming against the Debtors or the Prevailing Bidder that any additional amounts are due or other defaults exist, that conditions to assumption and/or assignment must be satisfied under such Assumed and Assigned Contracts or that there is any objection or defense to the assumption and assignment of such Assumed and Assigned Contracts.

M.           If a non-debtor counterparty to an Assumed and Assigned Contract files an objection to assumption or assignment, whether based on Cure Amount, adequate assurance of future performance, or any other alleged cause or claim, then, to the extent the relevant parties are not able to consensually resolve the dispute prior to the Sale Hearing, such dispute shall be heard and resolved at the Sale Hearing.

N.            Any objection filed by a non-debtor counterparty to an Assumed an Assumed and Assigned Contract must (a) be in writing; (b) state with specificity the nature of such objection and the alleged Cure Amount (with appropriate documentation in support thereof); (c) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court; and (d) be timely served upon the following parties (collectively, the “Notice Parties”): (i) Edge Petroleum Corporation, 1301 Travis St, #2000, Houston, TX 77002; (ii) Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, Suite 4100, Dallas TX 75201, Attn: Charles R. Gibbs, Esq., with a copy to Jordan, Hyden, Womble, Culbreth & Holzer, P.C., 500 North Shoreline Boulevard, Suite 900, Corpus Christi, TX 78471, Attn: Shelby A. Jordan, Esq., counsel to the Debtors; (iii) the Office of the United States Trustee for the Southern District of Texas; (iv) Porter & Hedges, L.L.P., 1000 Main Street, 36th Floor, Houston, Texas 77002, Attn:  James Matthew Vaughn, Esq., counsel to the Proposed Purchaser; (v) any official committee; and (vi) Bracewell & Giuliani LLP, 711 Louisiana Street, Houston, Texas 77002, Attn: Trey Wood, Esq., counsel for the Pre-petition Agent (collectively, the “Notice Parties”).

Break-up Fee and Expense Reimbursement

O.            The Break-up Fee and the Expense Reimbursement as set forth in the PSA is hereby approved.  If the Proposed Purchaser becomes entitled to receive the Break-up Fee and the Expense Reimbursement in accordance with the terms of the PSA, which right survives the termination of the PSA, then the Proposed Purchaser shall be, and hereby is, granted an allowed administrative claim in the Debtors’ chapter 11 cases in an amount equal to the Break-up Fee and the Expense Reimbursement pursuant to Bankruptcy Code sections 503(b) and 507(a)(2).  The Expense Reimbursement and Break-up Fee obligations of the Debtors, to the extent same are required to be paid and are paid, shall be subject to a carve-out from any liens, security interests or superpriority administrative expense claims granted to any person pursuant to Bankruptcy Code sections 105, 363, 364, 503(b) or 507 in these bankruptcy cases.

P.             The Break-up Fee, the Expense Reimbursement and the return of any deposited funds shall be the exclusive remedy of the Proposed Purchaser and its affiliates for any termination of the PSA.  In no event shall the Debtors or any of their respective affiliates have any liability with respect to the Proposed Purchaser or any of its affiliates, in connection with the PSA, in excess of the Break-up Fee, the Expense Reimbursement and the return of any deposited funds in the event that the PSA terminates pursuant to the terms thereof, and in such event any claim, right or cause of action by the Proposed Purchaser or its affiliates against the Debtors or their affiliates in excess of the Break-up Fee and the Expense Reimbursement shall be deemed, and is hereby, fully waived, released and forever discharged.

Q.            The Debtors are authorized and directed, without further action or order by the Court to pay the Break-up Fee and the Expense Reimbursement in accordance with the terms and conditions of the PSA and this Order.  The Break-up Fee and the Expense Reimbursement shall not be subject to any administrative claims bar date that may be set in the Debtors’ chapter 11 cases or any other time limitations for filing.

R.            No person, other than the Proposed Purchaser, shall be entitled to any expense reimbursement, Break-up Fee, “topping,” termination or other similar fee or payment.

Miscellaneous

S.             In the event of any competing bids at the Auction, the Proposed Purchaser shall be entitled to submit successive overbids and, in calculating the amount of the Proposed Purchaser’s overbid, the Proposed Purchaser will be entitled to a credit of $6,500,000, which amount constitutes the sum of the Break-up Fee plus the Expense Reimbursement.

T.            In no event shall the Debtors or their affiliates have any liability in connection with the PSA, to the Proposed Purchaser or to any other person for any special, consequential or punitive damages, and any such claim, right or cause of action for any damages that are special, consequential or punitive shall be deemed, and is hereby waived, released and forever discharged.

U.            The Sale Hearing will be conducted on                            , 20    , unless such date is extended by the Debtors in their sole discretion and in consultation with the Pre-petition Agent and any official committee.  The Debtors will seek the entry of an order of this Court at the Sale Hearing approving and authorizing the Sale to the Proposed Purchaser or such other party who is the Prevailing Bidder pursuant to the Purchase Agreement.

V.            Objections, if any, to the relief requested in the Motion as it relates to the Sale must:  (a) be in writing and filed with this Court; (b) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules; and (c) be served upon, so as to be received by, the Notice Parties on or before Objection Deadline.

W.           Notwithstanding the possible applicability of Bankruptcy Rules 6004(h), 7062, 9014 or otherwise or any Local Rules of this Court, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

X.            The Debtors are authorized and empowered to take such steps, incur and pay such costs and expenses, and do such things as may be reasonably necessary to implement and effect the terms and requirements of this Order.

Y.            All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).

Z.            To the extent that this Order is inconsistent with any prior order or pleading with respect to the Motion in these cases, the terms of this Order shall govern.

AA.        This Court shall retain jurisdiction to resolve any dispute relating to the interpretation of the terms and conditions of the PSA and this Order.  To the extent any provisions of this Order shall be inconsistent with the Motion, the terms of this Order shall control.

BB.          This Order is without prejudice to the rights, if any, of any preferential rights holder.

DATED:               October 5, 2009

/s/ Richard S. Schmidt
Richard S. Schmidt
UNITED STATES BANKRUPTCY JUDGE

This Order is without prejudice to the rights, if any, of any preferential rights holder.

EXHIBIT 1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS
CORPUS CHRISTI DIVISION

x
In re:	:	Chapter 11
:
EDGE PETROLEUM CORPORATION, et al.	:	Case No.
:
Debtors.	:
x

NOTICE OF AUCTION AND SALE HEARING

PLEASE TAKE NOTICE that on                 , 2009, the above-captioned debtors and debtors in possession (the “Debtors”), by counsel, filed with the Bankruptcy Court the Debtors’ Motion for (a) Entry of an Order (i) Approving Bidding Procedures in Connection with the Sale of the Debtors’ Property, (ii) Scheduling Bidding Deadline, Auction Date and Sale Hearing Date, (iii) Approving Form and Notice Thereof, and (b) Entry of an Order After the Sale Hearing (i) Authorizing the Debtors to Sell Their Property, (ii) Authorizing the Debtors to Assume and Assign Certain Executory Contracts and Unexpired Leases and (iii) Granting Related Relief (the “Motion”).(1)

PLEASE TAKE FURTHER NOTICE that, on               , 2009, the Bankruptcy Court entered the order approving the Motion (the “Bid Procedures Order”), which among other things, establishes bidding procedures (the “Bidding Procedures”) that govern the manner in which the Acquired Property is to be sold.

PLEASE TAKE FURTHER NOTICE that a copy of the Motion and the Bid Procedures Order are being served on you concurrently with this Sale Notice.

PLEASE TAKE FURTHER NOTICE that, in accordance with the terms of the Bid Procedures Order, the Debtors may conduct an auction (the “Auction”) on             , 2009 at     :       (the “Auction Date”) at the offices of Akin Gump Strauss Hauer & Feld LLP, 1111 Louisiana Street, 44th Floor, Houston, TX 77002.  Only parties that have submitted a Qualifying Bid by no later than             , 2009 (the “Bid Deadline”) or otherwise are Qualifying Bidders will be permitted to participate in and/or make any statements on the record at the Auction.

PLEASE TAKE FURTHER NOTICE that at       :         on               , 2009, or as soon thereafter as counsel may be heard (the “Sale Hearing”), the Debtors shall appear before the Bankruptcy Court and seek entry of an order:

(1) Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Motion.

1

•      approving the PSA (or other agreement that is part of the Prevailing Bid);

•      authorizing the sale of the Acquired Property by the Debtors to the Proposed Purchaser or such other Person or entity who is the Prevailing Bidder at the Auction, free and clear of Liens, other than any Permitted Encumbrances and Assumed Liabilities (each as defined in the PSA);

•      authorizing the assumption and assignment of certain executory Contracts and unexpired Leases; and

•      granting certain related relief.

PLEASE TAKE FURTHER NOTICE that the terms and conditions of the proposed sale of the Acquired Property are set forth in the PSA.  The PSA represents the results of extensive arms-length negotiations conducted by the Debtors to obtain the highest and best offer for the Acquired Property.  However, as set forth in the Bid Procedures Order, the sale remains subject to higher or better offers from any prospective Qualifying Bidder.

PLEASE TAKE FURTHER NOTICE that objections, if any, to the relief requested in the Motion as it relates to the Sale must: (a) be set forth in writing describing the basis therefor, and must be filed with the Bankruptcy Court electronically; (b) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules; and (c) be served upon (i) Edge Petroleum Corporation, 1301 Travis St, #2000, Houston, TX 77002, Attn: Gary Pitman; (ii) Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, Suite 4100, Dallas TX 75201, Attn: Charles R. Gibbs, Esq., with a copy to Jordan, Hyden, Womble, Culbreth & Holzer, P.C., 500 North Shoreline Boulevard, Suite 900, Corpus Christi, TX 78471, Attn: Shelby A. Jordan, Esq., counsel to the Debtors; (iii) the Office of the United States Trustee for the Southern District of Texas; (iv) Proposed Purchaser; (v) any official committee; (vi) Bracewell & Giuliani, 711 Louisiana Street, Houston, Texas 77002, Attn: Trey Wood, Esq., counsel to the Pre-petition Agent; and (vii) Porter & Hedges, L.L.P., 1000 Main Street, 36th Floor, Houston, Texas 77002, Attn:  James Matthew Vaughn, Esq., counsel for the Proposed Purchaser (collectively, the “Notice Parties”), so as to be actually received on or before                 , 2009 at     :       (Houston, Texas time) (the “Objection Deadline”).

PLEASE TAKE FURTHER NOTICE that the failure of any person or entity to file an objection before the Objection Deadline shall be deemed a consent to the sale of the Acquired Property to the Proposed Purchaser or the Prevailing Bidder and the other relief requested in the Motion, and be a bar to the assertion, at the Sale Hearing or thereafter, of any objection to the Motion, the Auction, the sale of the Acquired Property, the Debtors’ consummation and performance of the PSA (or other agreement that is part of the Prevailing Bid), and the assumption or assumption and assignment of the Assumed and Assigned Contracts, if authorized by the Bankruptcy Court.

PLEASE TAKE FURTHER NOTICE that this Sale Notice is subject to the full terms and conditions of the Motion and the Bid Procedures Order, which shall control in the event of any conflict, and the Debtors encourage the parties in interest to review such documents in their entirety.

Dated:                       , 2009

2

EXHIBIT 2

BIDDING PROCEDURES

Set forth below are the bid procedures (the “Bidding Procedures”) to be employed by Edge Petroleum Corporation, et al. (collectively, the “Debtors”) in connection with that certain Purchase and Sale Agreement, dated as of [          ] [    ], 2009 between the Debtors and PGP Gas Supply Pool No. 3 LLC, a limited liability company organized under the laws of the State of Georgia (the “Proposed Purchaser”), pursuant to which the Proposed Purchaser proposes to acquire the new equity interests in each of the reorganized Debtors, that are subsidiaries of Edge Petroleum Corporation, free and clear of liens and interests, pursuant to and in accordance with the terms and conditions specified therein (the “PSA”).

The Debtors shall obtain entry of an order, in form and substance reasonably acceptable to the Debtors, the Pre-petition Agent and the Proposed Purchaser, from the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) which, among other things (a) approves the Bidding Procedures, (b) approves the form and manner of the sale notice and bidding procedures notice, (c) schedules a Sale Hearing date, and (d) approves procedures for the assumption and, if necessary, assignment of executory contracts and unexpired leases (the “Bid Procedures Order”).(1)

1.             Property to be Sold

The Debtors shall offer for sale (the “Sale”) the new equity interests in each of the reorganized Debtors that are subsidiaries of Edge Petroleum Corporation(2) as identified in further detail in the PSA or such other interests in, or assets of, the Debtors that may be designated by a potential purchaser, subject to the limitations set forth in section 2.2.(a) of the PSA and paragraph 7 herein (such interests or assets collectively referred to herein as the “Acquired Property”).

2.             Confidentiality Agreements

Upon execution of a confidentiality agreement, in form and substance satisfactory to the Debtors, any person wishing to participate in the bidding process (each, a “Potential Bidder”) and wishing to conduct due diligence on the Acquired Property may be granted access to all material information that has been, or subsequently is made available to the Proposed Purchaser or any other Potential Bidder.

(1) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Debtors’ Motion for (A) Entry of an Order (I) Approving Bidding Procedures in Connection with the Sale of the Debtors’ Property, (II) Scheduling Bidding Deadline, Auction Date and Sale Hearing Date, (III) Approving Form and Notice Thereof, and (B) Entry of an Order After the Sale Hearing (I) Authorizing the Debtors to Sell Their Property, (II) Authorizing the Debtors to Assume and Assign Certain Executory Contracts and Unexpired Leases and (III) Granting Related Relief (the “Motion”).

(2) Contemporaneous with the filing of the Motion, the Debtors have also filed the Debtors’ proposed Joint Plan of Reorganization.

1

3.             Participation Requirements

Any Potential Bidder that wishes to participate in the bidding must become a “Qualifying Bidder.”  As a prerequisite to becoming a Qualifying Bidder, a Potential Bidder:

a.             must deliver an executed confidentiality agreement in form and substance reasonably acceptable to the Debtors and no less favorable to the Debtors than the confidentiality agreement executed by the Proposed Purchaser;(3) and

b.             must be able, as determined by the Debtors in consultation with the Pre-petition Agent and any official committee, to consummate a transaction based upon a Qualifying Bid (as defined below).

The Proposed Purchaser is deemed a Qualifying Bidder and the PSA constitutes a Qualifying Bid for all purposes.  A Potential Bidder who satisfies the foregoing prerequisites shall be deemed a “Qualifying Bidder”.  The Debtors reserve the right, in consultation with the Pre-petition Agent, (i) at any time to require any Potential Bidder previously determined to be a Qualified Bidder (other than the Proposed Purchaser, the Pre-petition Agent, or any of the Debtors’ other Pre-petition Lenders) to provide additional evidence of its ability to consummate a transaction based upon a Qualifying Bid in order to remain a Qualified Bidder, and (ii) to exclude any such Potential Bidder (other than the Proposed Purchaser, the Pre-petition Agent, or any of the Debtors’ other Pre-petition Lenders) from participating further in the Auction process as a result of its inability to satisfy such further requirements to remain a Qualified Bidder.

4.             Due Diligence

The Debtors must afford any Qualifying Bidder the time and opportunity to conduct reasonable due diligence.  This will include an opportunity for Qualifying Bidders to visit the data room at Parkman Whaling’s offices at 600 Travis Street, Suite 600, Houston, TX 77002.  The due diligence period shall extend through and include the date of the Auction.  The Debtors and their representatives shall not be obligated to furnish any due diligence information after the Auction.

5.             Bid Requirements

To be deemed a “Qualifying Bid,” a bid must be received from a Qualifying Bidder by a date no later than the Bid Deadline that:

a.             states such Qualifying Bidder offers to purchase the Acquired Property upon the terms and conditions substantially as set forth in the PSA or pursuant to an alternative structure or terms that the Debtors, in

(3) For the avoidance of doubt, parties who executed a confidentiality agreement with the Debtors pre-petition shall not be required to execute a new confidentiality agreement provided that the pre-petition confidentiality agreement is in form and substance acceptable to the Debtors.

2

consultation with the Pre-petition Agent, determine are no less favorable to the Debtors’ estates than the terms and conditions of the PSA;

b.             identifies the cash consideration to be paid for the Acquired Property, or the amount of any credit bid as allowed hereunder;

c.             states such Qualifying Bidder is prepared to enter into a legally binding purchase and sale agreement or similar agreement for the acquisition of the Acquired Property on terms and conditions no less favorable to the Debtors’ estates than the terms and conditions contained in the PSA (as determined by the Debtors in their reasonable business judgment in consultation with any official committee and the Pre-petition Agent), including, without limitation, the purchase of the Acquired Property and assumption of the liabilities to be assumed by the Proposed Purchaser under the PSA;

d.             is accompanied by a clean and duly executed purchase and sale agreement or similar agreement (the “Modified Purchase Agreement”) and a marked Modified Purchase Agreement reflecting any variations from the PSA executed by the Proposed Purchaser;

e.             states such Qualifying Bidder is financially capable of consummating the transactions contemplated by the Modified Purchase Agreement and provides written evidence in support thereof;

f.              states such Qualifying Bidder’s offer is irrevocable(4) until the closing of the Sale if such Qualifying Bidder is the Prevailing Bidder (as defined below) and whether such Qualifying Bidder agrees to serve as a Back-up Bidder;

g.             contains such financial and other information to allow the Debtors, in consultation with the Pre-petition Agent, to make a reasonable determination as to the Qualifying Bidder’s financial and other capabilities to consummate the transactions contemplated by the Modified Purchase Agreement, including, without limitation, such financial and other information which provides the basis for adequate assurance of future performance under contracts and leases to be assumed pursuant to section 365 of title 11 of the United States Code (the “Bankruptcy Code”) in a form requested by the Debtors to allow the Debtors to serve, within one (1) business day after such receipt, such information on counter-parties to any contracts or leases to be assumed or assumed and assigned in

(4) The Back-up Bidder (as defined below) shall be required to keep its bid open and irrevocable until the earlier of 5:00 p.m. (prevailing Central time) on the date which is (i) twenty (20) days after the date of the Sale Hearing (the “Outside Back-up Date”) or (ii) the closing of the Sale transaction with the Prevailing Bidder; provided, however, that under no circumstances shall the Proposed Purchaser be required, without its consent, to keep its bid open and irrevocable for a period longer than that prescribed in section 17.1.3(a) of the PSA.

3

connection with the proposed sale that have requested, in writing, such information;

h.             identifies with particularity each and every executory contract and unexpired lease, the assumption and, as applicable, assignment of which is a condition to closing;

i.              does not request or entitle such Qualifying Bidder to any break-up fee, expense reimbursement, or similar type of payment;

j.              fully discloses the identity of each entity that will be bidding in the Auction or otherwise participating in connection with such bid, and the complete terms of any such participation;

k.             is likely to result in a value to the Debtors’ estates in the Debtors’ reasonable judgment in consultation with the Pre-petition Agent, that is more than the aggregate of the value of the sum of (a) the Break-up Fee and the Expense Reimbursement, (b) the purchase price to be paid pursuant to the terms of the PSA, (c) any applicable purchase price adjustments, as provided for in the PSA, and (d) $500,000;

l.              (i) does not contain any financing contingencies of any kind; (ii) provides for expiration of any due diligence contingency on or before the Auction Date; and (iii) contains evidence that the Qualifying Bidder has received debt and/or equity funding commitments or has financial resources readily available sufficient in the aggregate to consummate the Sale, which evidence is reasonably satisfactory to the Debtors, in consultation with the Pre-petition Agent;

m.            includes evidence of authorization and approval from the Qualifying Bidder’s board of directors (or comparable governing body) with respect to the submission, execution, delivery and performance of the Modified Purchase Agreement; and

n.             provides a purchase deposit equal to or greater than the deposit set forth in the PSA.

A competing bid meeting the above requirements shall constitute a “Qualifying Bid.”  The Pre-petition Agent and each of the Debtors’ Pre-petition Lenders is deemed a Qualifying Bidder and any credit bid by the Pre-petition Agent or any of the Debtors’ Pre-petition Lenders made as permitted below is deemed to satisfy all the conditions of a Qualifying Bid and constitutes a Qualifying Bid for all purposes.  The Debtors shall make a determination, in consultation with any official committee and the Pre-petition Agent, regarding whether a bid is a Qualifying Bid and shall notify bidders whether their bids have been determined to be qualified by no later than 12:00 p.m. (prevailing Central time) on [                            ], 2009.

4

6.             Bid Deadline

A Qualifying Bidder that desires to make a bid shall deliver a written or electronic copy of its bid to: (i) Edge Petroleum Corporation, 1301 Travis St., #2000, Houston, Texas 77002 (Attn: Gary Pittman, email: gpittman@edgepet.com); (ii) counsel to the Debtors, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, Suite 4100, Dallas TX 75201 (Attn: Charles R. Gibbs, Esq., email: cgibbs@akingump.com); (iii) Parkman Whaling LLC, 600 Travis Street, Suite 600, Houston, TX 77002 (Attn: Bret A. Zorich, email: bzorich@parkmanwhaling.com); and (iv) counsel for the Pre-petition Agent, Bracewell & Giuliani LLP, 711 Louisiana Street, Suite 2300,  Houston, Texas 77002 (Attn. Trey Wood, Esq., email: trey.wood@bgllp.com), so as to be received by a date no later than sixty-five (65) calendar days subsequent to the Petition Date (the “Bid Deadline”).  Within 48 hours of receipt of a bid, the Debtors shall provide a copy of such bid to counsel to the Proposed Purchaser, provided, however, that information that was redacted from the PSA and/or its exhibits before the PSA was provided to a Potential Bidder shall also be redacted from the proposed bid.  The Debtors shall provide copies of all Qualifying Bids to all Qualifying Bidders by no later than 48 hours prior to the beginning of the Auction.

7.             Aggregate Bids

Persons who collectively are referred to as a “Qualifying Bidder” (subject to the limitations set forth in section 2.2(a) of the PSA) need not be affiliates and need not act in concert with one another and the Debtors may, in consultation with the Pre-petition Agent, aggregate separate bids from unaffiliated persons to create one “Bid” from a “Qualifying Bidder”; provided, however, that all bidders shall remain subject to the provisions of Bankruptcy Code section 363(n) regarding collusive bidding.

8.             Evaluation of Qualifying Bids

Prior to the Auction, the Debtors shall determine, in their reasonable judgment after consultation with the Debtors’ financial and legal advisors, any official committee and the Pre-petition Agent, which of the Qualifying Bids is likely to result in the highest and best value to the Debtors’ estates.

9.             No Qualifying Bids

If no timely Qualifying Bids other than the Proposed Purchaser’s bid are submitted by the Bid Deadline, the Debtors shall not hold an Auction and instead shall request at the Sale Hearing (as defined below) that the Bankruptcy Court approve the PSA with the Proposed Purchaser and declare the Proposed Purchaser and the PSA to be the Prevailing Bid.

5

10.           Auction

In the event that the Debtors timely receive one or more Qualifying Bids other than the Proposed Purchaser’s bid, the Debtors shall, on a date to be determined by the Debtors, in consultation with the Proposed Purchaser and the Pre-petition Agent, conduct an Auction no later than the date that is not later than seven (7) calendar days after the Bid Deadline (the “Auction Date”).  The Auction shall be governed by the following procedures:

a.             only the Proposed Purchaser and the other Qualifying Bidders who have made a Qualifying Bid shall be entitled to make any subsequent bids at the Auction, provided however, that each of the Pre-petition Agent and each of the Debtors’ Pre-petition Lenders may submit a credit bid at any time prior to the conclusion of the Auction if (i) the PSA has been terminated, or agreed to be terminated by the parties thereto, (ii) if a Support Termination Event (as defined in the Plan Support and Lock-Up Agreement Regarding Edge Petroleum Corporation dated as of September       , 2009) has occurred or, in the case of a Support Termination Event described in Section 2(b)(ii) or 2(b)(iii) of such agreement, the Termination Time has occurred, or (iii) the PSA, without the consent of the Pre-petition Agent, has been amended or modified, has been agreed to be modified by the parties thereto, or rights under the PSA have been waived or agreed to be waived or gone unexercised or agreed to be unexercised by the parties thereto, the result of any of which will be that (A) the purchase price or other amounts to be paid to Seller (as defined in the PSA) under the PSA will be reduced, or (B) the aggregate amount available for distribution to creditors of the Debtors by reason of the PSA or the closing of the sale under the PSA will be reduced;

b.             the Proposed Purchaser and each Qualifying Bidder shall be required to confirm that it has not engaged in any collusion with respect to the bidding or the sale, provided however, that any exercise of the rights of Sabco or Intrepid pursuant to section 19.3 of the PSA shall not be deemed to constitute collusion;

c.             the Proposed Purchaser and the other Qualifying Bidders shall appear in person at the Auction, or through a duly authorized representative with a valid and enforceable power of attorney or other written proof evidencing their ability to bind such parties which documents shall be delivered to the Debtors prior to or at the Auction;

d.             bidding shall commence at the amount and terms of the highest and best Qualifying Bid as determined pursuant to Paragraph 8 above;

e.             the Proposed Purchaser and each Qualifying Bidder may then submit successive bids in increments of at least $250,000.00 higher than the bid at which the Auction commenced and then continue in minimum increments of at least $250,000.00 higher than the previous bid; provided that the

6

Debtors shall retain the right to modify the bid increment requirements at the Auction;

f.              the Proposed Purchaser shall be entitled to submit successive overbids at the Auction and, in calculating the amount of the Proposed Purchaser’s overbid, the Proposed Purchaser shall be entitled to a credit in the amount of $6,500,000, which constitutes an amount equal to the Break-up Fee plus the agreed upon estimate of the Expense Reimbursement;

g.             each Qualifying Bidder may make one or more credit bids of some or all of their claims to the full extent permitted by Bankruptcy Code section 363(k) subject to the limitations set forth herein or in the Bid Procedures Order;

h.             the Auction will be conducted openly and the Proposed Purchaser and the Qualified Bidders will be informed of the terms of the highest and best previous bid;

i.              the Proposed Purchaser and all Qualifying Bidders shall have the right to submit additional bids and make additional modifications to the PSA or Modified Purchase Agreement at the Auction, provided that any such modifications to the PSA or Modified Purchase Agreement on an aggregate basis and viewed in whole, shall not be less favorable to the Debtors’ estates, as determined by the Debtors (in consultation with any official committee and the Pre-petition Agent), than the terms of the highest and best Qualifying Bid at that time;

j.              the Auction shall continue until there is only one offer that the Debtors determine, in consultation with the Pre-petition Agent and subject to Bankruptcy Court approval, is the highest or best from among the Qualifying Bids submitted at the Auction (the “Prevailing Bid”).  In making this decision, the Debtors shall consider, without limitation, the amount of the Purchase Price or other amounts to be paid to Seller, the form of consideration being offered, the likelihood of the bidder’s ability to close a transaction and the timing thereof, the number, type and nature of any changes to the PSA requested by each bidder, and the net benefit to the Debtors’ estates.  The bidder submitting such Prevailing Bid shall become the “Prevailing Bidder,” and shall have such rights and responsibilities of the purchaser, as set forth in the applicable PSA or Modified Purchase Agreement;

k.             within eleven (11) calendar days after the entry of the Sale Order, the Prevailing Bidder and the Debtors shall complete and execute all agreements, contracts, instruments and other documents evidencing and containing the terms and conditions upon which the Prevailing Bid was made, which documents shall become effective upon the entry of a final order confirming a plan of reorganization, and the Sale contemplated by

7

the Prevailing Bid shall close contemporaneously with the effectiveness of such plan of reorganization; and

l.              the Debtors, in consultation with the Pre-petition Agent, may adopt such other rules for the Auction (including rules that may depart from those set forth herein) that they reasonably determine will result in the highest or otherwise best value for the Debtors’ estates and that are not inconsistent with any Bankruptcy Court order, provided that any changed or additional rules of the Auction are not materially inconsistent with the Bidding Procedures, do not favor one Qualifying Bidder over another, and are communicated to all participants at or prior to the Auction.

11.           Sale Hearing

The Prevailing Bid will be subject to approval by the Bankruptcy Court.  The hearing to approve the Prevailing Bid (the “Sale Hearing”) shall take place no later than ten (10) calendar days following the conclusion of the Auction.  At such time, the Debtors will seek the entry of an order of the Bankruptcy Court (i) approving and authorizing the Sale to the Prevailing Bidder at the Auction on the terms and conditions of the Prevailing Bid and (ii) confirming a plan of reorganization.  The Prevailing Bidder shall appear at the Sale Hearing and be prepared to testify in support of the Prevailing Bid and the Prevailing Bidder’s ability to close in a timely manner and provide adequate assurance of its future performance under any and all contracts and leases to be assumed and/or assigned as part of the proposed Sale.

12.           Return of Deposits

Except as provided herein, all deposits shall be returned to each bidder not selected by the Debtors as the Prevailing Bidder no later than five (5) business days following the substantial consummation of the sale to the Prevailing Bidder, except for the Back-up Bidder (as defined below) whose deposit will be returned by no later than the third (3rd) business days after the earlier to occur of: (a) the closing of the sale transaction with the Prevailing Bidder or (b) the Outside Back-up Date.  Notwithstanding the foregoing, the deposit of the Proposed Purchaser shall be disbursed in accordance with the terms of the PSA.

13.           Failure to Consummate Purchase

If an Auction is conducted, the party with the next highest and best Qualifying Bid (other than the Proposed Purchaser), as determined by the Debtors, in the exercise of their business judgment, and in consultation with the Pre-petition Agent, at the Auction may serve as a back-up bidder (the “Back-up Bidder”) and keep such bid open and irrevocable until the earlier of 5:00 p.m. (prevailing Central time) on the date which is (i) twenty (20) days after the date of the Sale Hearing (the “Outside Back-up Date”) or (ii) the closing of the Sale transaction with the Prevailing Bidder.  Following the Sale Hearing, if the Prevailing Bidder fails to consummate an approved Sale because of (a) the failure of a condition precedent beyond the control of either the Debtors or the Prevailing Bidder or (b) a breach or failure to perform on the part of such Prevailing Bidder, the Back-up Bidder will be deemed to be the new prevailing bid, and the Debtors will be authorized to consummate the Sale with the Back-up Bidder without further

8

order of the Bankruptcy Court, provided, however, that if the Proposed Purchaser is the Back-up Bidder, the Debtors shall be required to consummate the Sale to the Back-up Bidder.(5)  In the case of (b) above, the defaulting Prevailing Bidder’s deposit shall be forfeited to the Debtors, and the Debtors specifically reserve the right to seek all available damages from the defaulting Prevailing Bidder.

14.           Reservation of Rights; Deadline Extension

The Debtors reserve their rights, in the exercise of their fiduciary obligations, and in consultation with the Pre-petition Agent, to modify the Bidding Procedures or impose, at or prior to the Auction, additional customary terms and conditions on the Sale of the Acquired Property, including, without limitation, extending the deadlines set forth in the Auction procedures, modifying bidding increments, adjourning the Auction at the Auction and/or adjourning the Sale Hearing in open court without further notice, withdrawing from the Auction the Acquired Property at any time prior to or during the Auction or canceling the Auction in the Debtors’ business judgment, and in consultation with any official committee and the Pre-petition Agent.  Notwithstanding the forgoing, (a) the Debtors may not impair or modify the Proposed Purchaser’s rights and obligations under the PSA or the Proposed Purchaser’s right to credit the Break-up Fee and Expense Reimbursement as part of any subsequent bids, (b) extend the Outside Back-up Date, (c) impair or modify the rights of the Pre-petition Agent and the Debtors’ Pre-petition Lenders to credit bid, subject to the requirements of section 10(a) hereof, or (d) in the event the Debtors (i) elect to withdraw from the Auction the Acquired Property, (ii) cancel the Auction, and/or (iii) reject all Qualifying Bids, the Debtors shall nonetheless be obligated to request at the Sale Hearing that the Court approve the PSA with the Proposed Purchaser.

15.           Pre-petition Agent’s Right to Object

If the Pre-petition Agent disagrees with any determination made by the Debtors in connection with matters described in or related to these Bidding Procedures, the Pre-petition Agent may object and have the matter resolved by the Bankruptcy Court.

(5) For the avoidance of doubt, if the Prevailing Bidder fails to consummate the purchase and the purchase is ultimately consummated with the Proposed Purchaser (in their capacity of the Back-up Bidder), the Proposed Purchaser may credit the Break-up Fee and Expense Reimbursement against the purchase price, provided, however, that in no event shall the consideration tendered by the Proposed Purchaser be less than that provided for in the PSA.

9

Charles R. Gibbs
Sarah Link Schultz
Yewande Akinwolemiwa
AKIN GUMP STRAUSS HAUER & FELD LLP
1700 Pacific Avenue, Suite 4100
Dallas, TX 75201-4675
Telephone: 214.969.2800
Facsimile: 214.969.4343

-and-

Shelby A. Jordan (Texas Bar No. 11016700)
Nathaniel Peter Holzer (Texas Bar No. 00793971)
Harlin C. Womble (Texas Bar No. 21880300)
JORDAN, HYDEN, WOMBLE, CULBRETH & HOLZER, P.C.
500 North Shoreline Boulevard, Suite 900
Corpus Christi, Texas 78471
Telephone: 361.884.5678
Facsimile: 361.888.5555

PROPOSED ATTORNEYS FOR EDGE PETROLEUM CORPORATION, ET AL.

10

EXHIBIT 3

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

CORPUS CHRISTI DIVISION

x
In re:	:	Chapter 11
:
EDGE PETROLEUM CORPORATION, et al.	:	Case No.
:
Debtors.	:
x

NOTICE OF DEBTORS’ INTENT TO ASSUME AND ASSIGN CERTAIN
UNEXPIRED LEASES AND EXECUTORY CONTRACTS AND SETTING
FORTH THE CURE AMOUNTS

PLEASE TAKE NOTICE that on               , 2009, the above-captioned debtors and debtors in possession (the “Debtors”), by counsel, filed with the Bankruptcy Court the Debtors’ Motion for (a) Entry of an Order (i) Approving Bidding Procedures in Connection with the Sale of the Debtors’ Property, (ii) Scheduling Bidding Deadline, Auction Date and Sale Hearing Date, (iii) Approving Form and Notice Thereof, and (b) Entry of an Order After the Sale Hearing (i) Authorizing the Debtors to Sell Their Property, (ii) Authorizing the Debtors to Assume and Assign Certain Executory Contracts and Unexpired Leases and (iii) Granting Related Relief (the “Motion”).(1)

PLEASE TAKE FURTHER NOTICE that, on               , 2009, the Bankruptcy Court entered the order approving the Motion (the “Bid Procedures Order”), which among other things, establishes procedures relating to the assumption and assignment of Assumed and Assigned Contracts of the Debtor.

PLEASE TAKE FURTHER NOTICE that at     :         on                 , 2009, or as soon thereafter as counsel may be heard, there will be a hearing (the “Sale Hearing”), where the Debtors will seek approval and authorization of the Sale to the Proposed Purchaser or the Qualifying Bidder that submits the highest and best offer at the Auction, as applicable.

PLEASE TAKE FURTHER NOTICE that the Debtors are party to various executory Contracts and unexpired Leases (collectively, the “Contracts”) and, pursuant to the Bid Procedures Order, the Debtors may assume or assume and assign certain of such Contracts to the Prevailing Bidder (collectively, the “Assumed and Assigned Contracts”).

(1) Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Motion.

1

PLEASE TAKE FURTHER NOTICE that you have been identified as a counterparty to an Assumed and Assigned Contract.  The Assumed and Assigned Contract with respect to which you have been identified as a counterparty, and the corresponding proposed cure amount (the “Cure Amount”) are set forth on Schedule 1 annexed hereto.

PLEASE TAKE FURTHER NOTICE that the Debtors believe that any and all defaults (other than the filing of this chapter 11 case) and actual pecuniary losses under the Assumed and Assigned Contracts can be cured by the payment of the Cure Amount.

PLEASE TAKE FURTHER NOTICE that the assumption and assignment of any Assumed and Assigned Contract shall result in the full release and satisfaction of any claims or defaults, whether monetary or non-monetary.

PLEASE TAKE FURTHER NOTICE that objections, if any, to the proposed assumption and assignment of any Assumed and Assigned Contract must: (a) be set forth in writing describing the basis therefor, and must be filed with the Bankruptcy Court electronically; (b) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules; and (c) be served upon (i) Edge Petroleum Corporation, 1301 Travis St, #2000, Houston, TX 77002; (ii) Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, Suite 4100, Dallas TX 75201, Attn: Charles R. Gibbs, Esq., with a copy to Jordan, Hyden, Womble, Culbreth & Holzer, P.C., 500 North Shoreline Boulevard, Suite 900, Corpus Christi, TX 78471, Attn: Shelby A. Jordan, Esq., counsel to the Debtor; (iii) the Office of the United States Trustee for the Southern District of Texas; (iv) Porter & Hedges, L.L.P., 1000 Main Street, 36th Floor, Houston, Texas 77002, Attn:  James Matthew Vaughn, Esq., counsel for the Proposed Purchaser; (v) counsel to any official committee; and (vi) Bracewell & Giuliani LLP, 711 Louisiana Street, Houston, Texas 77002, Attn: Trey Wood, Esq., counsel to the Pre-petition Agent (collectively, the “Notice Parties”), so as to be actually received on or before                 , 2009 at     :       (Houston, Texas time) (the “Objection Deadline”).  Notwithstanding the foregoing, in the event the Proposed Purchaser is not the Prevailing Bidder, then objections, if any, to the proposed assumption and assignment of the Assumed and Assigned Contracts that relate to adequate assurance may be filed at any time prior the commencement of the Sale Hearing.

PLEASE TAKE FURTHER NOTICE that any counterparty failing to timely file an objection to a Cure Amount or the proposed assumption and assignment of an Assumed and Assigned Contract shall be forever barred from objecting to the Cure Amount and from asserting any additional cure or other amounts against the Debtors, the Debtors’ estates, or the Proposed Purchaser or the Prevailing Bidder with respect to its contract and will be deemed to consent to the Sale and the proposed assumption and assignment of its contract.

PLEASE TAKE FURTHER NOTICE that where a counterparty to an Assumed and Assigned Contract files a timely objection asserting a higher cure amount than the Cure Amount, and the parties are unable to consensually resolve the dispute prior to the Sale Hearing, the amount to be paid under Bankruptcy Code section 365 with respect to such objection will be determined at the Sale Hearing or such other date and time as may be fixed by the Bankruptcy Court.  All other objections to the proposed assumption or assumption and assignment of the Assumed and Assigned Contracts will be heard at the Sale Hearing.

2

PLEASE TAKE FURTHER NOTICE that if no Cure Amount is due under the Assumed and Assigned Contract, and the counterparty to such agreement does not otherwise object to the assumption and assignment of such agreement, no further action needs to be taken on the part of that counterparty.

PLEASE TAKE FURTHER NOTICE that the Debtors’ decision to assume and assign the Assumed and Assigned Contracts is subject to Bankruptcy Court approval and consummation of the Sale.  Absent consummation of the Sale, each Assumed and Assigned Contract shall not be deemed assumed and assigned and shall in all respects be subject to further administration under the Bankruptcy Code.  The designation of any agreement as an Assumed and Assigned Contract shall not constitute or be deemed to be a determination or admission by the Debtors or the Proposed Purchaser that such document is, in fact, an executory Contract or unexpired Lease within the meaning of the Bankruptcy Code (all rights with respect thereto being expressly reserved).

Dated:                       , 2009

3

Schedule 1

[TO COME]

4

EXHIBIT 4

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS
CORPUS CHRISTI DIVISION

x
In re:	:	Chapter 11
:
EDGE PETROLEUM CORPORATION, et al.	:	Case No.
:
Debtors.	:
x

NOTICE OF AUCTION AND SALE HEARING

PLEASE TAKE NOTICE that on                 , 2009, the above-captioned debtors and debtors in possession (the “Debtors”), by counsel, filed with the Bankruptcy Court the Debtors’ Motion for (a) Entry of an Order (i) Approving Bidding Procedures in Connection with the Sale of the Debtors’ Property, (ii) Scheduling Bidding Deadline, Auction Date and Sale Hearing Date, (iii) Approving Form and Notice Thereof, and (b) Entry of an Order After the Sale Hearing (i) Authorizing the Debtors to Sell Their Property, (ii) Authorizing the Debtors to Assume and Assign Certain Executory Contracts and Unexpired Leases and (iii) Granting Related Relief (the “Motion”).(1)

PLEASE TAKE FURTHER NOTICE that, on               , 2009, the Bankruptcy Court entered the order approving the Motion (the “Bid Procedures Order”), which among other things, establishes bidding procedures (the “Bidding Procedures”) that govern the manner in which certain properties of the Debtors are to be sold.

PLEASE TAKE FURTHER NOTICE that, in accordance with the terms of the Bid Procedures Order, the Debtors may conduct an auction (the “Auction”) on             , 2009 at     :       (the “Auction Date”) at the offices of Akin Gump Strauss Hauer & Feld LLP, 1111 Louisiana Street, 44th Floor, Houston, TX 77002.  Only parties that have submitted a Qualifying Bid by no later than             , 2009 (the “Bid Deadline”) or otherwise are Qualifying Bidders will be permitted to participate in and/or make any statements on the record at the Auction.

PLEASE TAKE FURTHER NOTICE that at       :         on               , 2009, or as soon thereafter as counsel may be heard (the “Sale Hearing”), the Debtors shall appear before the Bankruptcy Court and seek entry of an order:

•      approving the PSA (or other agreement that is part of the Prevailing Bid);

(1) Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Motion.

1

•      authorizing the sale of the Acquired Property by the Debtors to the Proposed Purchaser or such other Person or entity who is the Prevailing Bidder at the Auction, free and clear of Liens, other than any Permitted Encumbrances and Assumed Liabilities (each as defined in the PSA);

•      authorizing the assumption and assignment of certain executory Contracts and unexpired Leases; and

•      granting certain related relief.

PLEASE TAKE FURTHER NOTICE that the terms and conditions of the proposed sale of the Acquired Property are set forth in the Purchase and Sale Agreement.  The Purchase and Sale Agreement represent the results of extensive arms-length negotiations conducted by the Debtors to obtain the highest and best offer for the Acquired Property.  However, as set forth in the Bid Procedures Order, the sale remains subject to higher or better offers from any prospective Qualifying Bidder.

PLEASE TAKE FURTHER NOTICE that objections, if any, to the relief requested in the Motion as it relates to the Sale must: (a) be set forth in writing describing the basis therefor, and must be filed with the Bankruptcy Court electronically; (b) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules; and (c) be served upon (i) Edge Petroleum Corporation, 1301 Travis St, #2000, Houston, TX 77002, Attn: Gary Pitman; (ii) Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, Suite 4100, Dallas TX 75201, Attn: Charles R. Gibbs, Esq., with a copy to Jordan, Hyden, Womble, Culbreth & Holzer, P.C., 500 North Shoreline Boulevard, Suite 900, Corpus Christi, TX 78471, Attn: Shelby A. Jordan, Esq., counsel to the Debtors; (iii) the Office of the United States Trustee for the Southern District of Texas; (iv) Porter & Hedges, L.L.P., 1000 Main Street, 36th Floor, Houston, Texas 77002, Attn:  James Matthew Vaughn, Esq., counsel for the Proposed Purchaser; (v) any official committee; and (vi) Bracewell & Giuliani LLP, 711 Louisiana Street, Houston, Texas 77002, Attn: Trey Wood, Esq., counsel to the Pre-petition Agent (collectively, the “Notice Parties”), so as to be actually received on or before                 , 2009 at     :       (Houston, Texas time) (the “Objection Deadline”).

PLEASE TAKE FURTHER NOTICE that the failure of any person or entity to file an objection before the Objection Deadline shall be deemed a consent to the sale of the Acquired Property to the Proposed Purchaser or the Prevailing Bidder and the other relief requested in the Motion, and be a bar to the assertion, at the Sale Hearing or thereafter, of any objection to the Motion, the Auction, the sale of the Acquired Property, the Debtors’ consummation and performance of the PSA (or other agreement that is part of the Prevailing Bid), and the assumption and assignment of the Assumed and Assigned Contracts, if authorized by the Bankruptcy Court.

PLEASE TAKE FURTHER NOTICE that this Sale Notice is subject to the full terms and conditions of the Motion and the Bid Procedures Order, which shall control in the event of any conflict, and the Debtors encourage the parties in interest to review such documents in their entirety.

2

Dated:                       , 2009

AKIN GUMP STRAUSS HAUER & FELD LLP

1700 Pacific Avenue, Suite 4100

Dallas, Texas 75201

3